SMITH BARNEY
                              SMALL CAP GROWTH FUND
             STYLE PURE SERIES | ANNUAL REPORT | SEPTEMBER 30, 2001



                      Logo: SBMF Smith Barney Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)



             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Photo of: Timothy Woods


TIMOTHY WOODS
PORTFOLIO MANAGER

Graphic: Teardrop
Style Pure Series

Annual Report o September 30, 2001

SMITH BARNEY
SMALL CAP GROWTH FUND

TIMOTHY WOODS

Timothy Woods, CFA has more than 16 years of securities business experience.

Education: BS in Accounting from Florida A&M, MBA in Finance from the University of Pennsylvania's Wharton School of Finance.

FUND OBJECTIVE

The Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of high-growth companies. These companies possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index* at the time of the Fund's investment. The size of companies in the index changes with market conditions and the composition of the index.

----------------
* The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
November 30, 1999


MANAGER TENURE
-------------------------------------------------------------------------------
Since Inception


MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
16 Years


                CLASS A         CLASS B        CLASS L          CLASS 1
--------------------------------------------------------------------------------
NASDAQ            SBSGX           SBYBX          SBSLX            SBCFX
--------------------------------------------------------------------------------
Inception      11/30/99        11/30/99       11/30/99          9/11/00
--------------------------------------------------------------------------------


Average Annual Total Returns as of September 30, 2001

                             Without Sales Charges(1)
                 Class A        Class B         Class L         Class 1
--------------------------------------------------------------------------------
One-Year         (52.71)%      (53.02)%        (52.93)%        (52.66)%
--------------------------------------------------------------------------------
Since Inception+ (16.93)       (17.52)         (17.41)         (49.90)
--------------------------------------------------------------------------------


                              With Sales Charges(2)
                 Class A        Class B         Class L         Class 1
--------------------------------------------------------------------------------
One-Year         (55.07)%      (55.37)%        (53.87)%        (56.68)%
--------------------------------------------------------------------------------
Since Inception+ (19.22)       (19.33)         (17.88)         (53.96)
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 8.50%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception date for Class A, B and L shares is November 30, 1999. Inception date for Class 1 shares is September 11, 2000.


-----------------------------------------------------
What's Inside
Letter to Our Shareholders                          1
Fund at a Glance                                    4
Historical Performance                              5
Growth of $10,000                                   7
Schedule of Investments                             8
Statement of Assets and Liabilities                12
Statement of Operations                            13
Statements of Changes in Net Assets                14
Notes to Financial Statements                      15
Financial Highlights                               20
Independent Auditors' Report                       23

Logo: SBMF Smith Barney Mutual Funds
Your Serious Money. Professionally Managed.(SM)

  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Small Cap Growth Fund ("Portfolio") for the year ended September 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholder Notice
As you may or may not know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed on September 11, 2001. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since United States markets reopened on September 17, 2001. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends.

Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

Portfolio Objective
The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of smaller, high-growth companies. These companies possess a market capitalization within the market-capitalization range of companies in the Russell 2000 Growth Index ("Russell 2000 Growth")1 at the time of the Portfolio's investment. The size of companies in the Index changes with market conditions and the composition of the Index.

Performance Update and Investment Strategy
For the year ended September 30, 2001, the Portfolio's Class A shares without sales charges, returned negative 52.71%. In comparison, the Russell 2000 Growth returned negative 42.59% for the same period. Past performance is not indicative of future results.

We look to offer investors long-term capital growth by investing in the stocks of companies with relatively small market capitalizations. Small-cap growth companies are usually in the early stages of growth. They have historically provided higher, long-term returns than large-cap companies.2 However, small-cap growth companies are likely to be more volatile, have more limited product lines and financial resources than large-cap companies. (Of course, past performance is not indicative of future results.)

We utilize a bottom-up3 investment strategy to target less well known, but financially sound companies that we believe demonstrate the potential to become larger and more successful companies. Elements of this method include fundamental research, evaluation of management and a variety of screening techniques.




-------------

1 The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value.) Please note that an investor cannot invest directly in an index.

2 "According to Chicago's Ibbotson Associates, over the past 75 years, small stocks have clocked average annual gains of 12.4%, handily ahead of the 11% a year notched by the Standard & Poor's 500 Index." (Wall Street Journal, Oct. 2, 2001, p. C1).

3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

    1 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

In selecting stocks we look for companies that exhibit the following characteristics:

     o Catalysts to bring select small-cap growth companies to the next level;

     o    Entrepreneurial management committed to long-term growth;

     o    Positive historical sales and earnings growth;

     o    Being on the cutting edge of positive and dynamic trends; and

     o Products and services that may give the company a competitive advantage.

Market Overview
Over the last year there has been a dramatic slowdown in economic growth here in the U.S. and with the major economies abroad, markedly in Japan and Europe. In a global economy, companies around the world and here in the U.S. are suffering because their consumer base is not making purchases. Demand has declined across many sectors of the global economy.

In addition, the unprecedented growth in corporate earnings over the years prior to this reporting period has come to a halt - not only in the U.S., but also abroad.

On the whole, we are concerned about the fragility of the entire global economy. Generally speaking, markets have been weak over the last year. In another measure of markets' weakness, negative investor sentiment has surfaced.

Sales and earnings growth rates at major small-cap growth companies, which usually outpace the overall market, have slowed dramatically. The Portfolio was negatively affected by this slowdown during the period. Specifically, within some of the sectors the Portfolio had invested in, namely technology, these slowdowns were significant. Beyond what we have previously discussed, we attribute this slowdown to the following two factors:

1. After significant capital spending that occurred in the bull run prior to the reporting period, in not only technology but also in many other sectors, we saw a significant reduction in spending. Previously, capital spending had been driven primarily by Year 2000 related issues and by efforts to increase productivity.

2. Related to the higher spending, we witnessed higher inventories being held. As the economy was slowing, levels of supply and demand in the technology sector became imbalanced. Inventory levels had become very high, just as demand was beginning to decelerate. This disparity cut across many specific sectors within technology. There was over-capacity in a number of sectors including software, semi-conductors, semi-conductor capital equipment and telecommunications. As a result of this, sales and earnings growth slowed dramatically.

Returns in the technology arena have declined dramatically. We did invest in technology stocks and were affected by the dramatic decline in returns, resulting in negative returns for the portfolio. And while technology was the main culprit responsible for negative performance, other sectors also contributed. Although we maintain a diversified portfolio, due to the slowdown in overall sales and earnings growth, most of the major sectors declined during the reporting period.

Energy stocks declined due to lower natural gas and crude oil prices. In the consumer discretionary area, companies were hurt as consumer sentiment declined
- especially in the retail area. As growth managers, we obviously look for sectors that are growing, and shy away from the more defensive sectors with lower growth rates.

The better performing sectors over the last year have been the more defensive sectors such as consumer staples and real estate investment trusts. But as growth managers we have not historically had a significant weighting in them. Overall, the last year was a difficult one for both the market generally and the small-cap growth arena in particular.


    2 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

OUTLOOK
Looking ahead over the next year or so, we do see some positive catalysts that we believe may result in improved performance of the stock market and the small-cap growth market in particular:

1. We have seen the Fed act very aggressively in cutting interest rates, reducing interest rates with unprecedented speed. As a result, key interest rates are at their lowest levels since 1962. Small-cap stocks have historically performed very well in low interest rate environments, such as the current environment.4 To help the economy, the Fed is also increasing liquidity very rapidly. We've seen a significant increase in money supply and this has a tendency to be very positive for the overall market.

2. Historically, small-cap stocks have performed very well as the economy recovers from a slowdown.5

As we move into 2002, it is our view that many of the companies that the Portfolio is invested in will see 2002 as being a very good year relative to 2001, in that the sales and earnings comparisons will reflect the impact of the current slowdown. By the end of 2002, we believe many of these companies will be experiencing very good sales and earnings growth.

Also, valuations in the market, including small-cap, are the most compelling that we have seen in years. So, even though we are cautious in the short-term because the economy is still relatively weak (we do think earnings will be weak this quarter and in the next), we are very positive about next year for the small-cap growth market.

In closing, thank you for investing in Smith Barney Small Cap Growth Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,



/s/ Heath B. McLendon                      /s/ Timothy Woods, CFA
Heath B. McLendon                          Timothy Woods, CFA
Chairman                                   Vice President and
                                           Investment Officer

October 3, 2001



Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of September 30, 2001 and is subject to change.


-------------

4 As interest rates decline, typically, hurdles to accessing capital are lower and the relative cost of capital for marginal firms improves, which, in our view, is supportive of small-cap issues that usually encounter more difficult barriers to capital than large-cap companies. Furthermore, such an environment has, in the past, facilitated increased merger and acquisition activity, which in our view might benefit smaller companies that become targets for takeover by larger companies seeking higher growth rates via acquisition.

5 "In the 12 months following each of the last eight recessions, small stocks have outperformed large companies, according to Baltimore's T. Rowe Price Associates." (Wall Street Journal, Oct. 2, 2001, p. C1).

    3 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

                 SMITH BARNEY SMALL CAP GROWTH FUND AT A GLANCE


TOP TEN HOLDINGS*+
 1. Cytyc Corp. ............................................. 3.2%
 2. AdvancePCS .............................................. 2.8
 3. AmerisourceBergen Corp. ................................. 2.7
 4. Manor Care, Inc. ........................................ 2.5
 5. Eaton Vance Corp. ....................................... 2.1
 6. Universal Health Services, Inc., Class B Shares ......... 2.0
 7. Everest Re Group, Ltd. .................................. 1.9
 8. Trigon Healthcare, Inc. ................................. 1.8
 9. Biovail Corp. ........................................... 1.8
10. Lincare Holdings Inc. ................................... 1.6



                           INDUSTRY DIVERSIFICATION*+
Bar Chart:
 7.7%   Biotechnology
 7.6%   Computer Software
 5.9%   Financial Services
 5.7%   Hospital/Healthcare Facilities
 5.1%   Insurance
13.9%   Medical Products and Supplies
 5.2%   Oil and Gas
10.7%   Pharmaceutical
16.5%   Semiconductors
21.7%   Other




                             INVESTMENT BREAKDOWN*++
Pie Chart:
 6.9% Repurchase Agreement
93.1% Common Stock


* All information is as of September 30, 2001. Please note that holdings are subject to change.

+    As a percentage of total common stock.

++   As a percentage of total investments.


    4 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS A SHARES
                                               NET ASSET VALUE
                                           ------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF      TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDEND     DISTRIBUTION       CAPITAL     RETURNS(1)
================================================================================================================================
9/30/01                                     $17.13         $ 8.10           $0.00         $0.00            $0.00        (52.71)%
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         11.40          17.13            0.00          0.00             0.02         50.45+
================================================================================================================================
Total                                                                       $0.00         $0.00            $0.02
================================================================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES
                                               NET ASSET VALUE
                                           ------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF      TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDEND     DISTRIBUTION       CAPITAL     RETURNS(1)
================================================================================================================================
9/30/01                                     $17.03         $ 8.00           $0.00         $0.00            $0.00        (53.02)%
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         11.40          17.03            0.00          0.00             0.01         49.48+
================================================================================================================================
Total                                                                       $0.00         $0.00            $0.01
================================================================================================================================

HISTORICAL PERFORMANCE -- CLASS L SHARES
                                                NET ASSET VALUE
                                           ------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF       TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDEND     DISTRIBUTION       CAPITAL     RETURNS(1)
================================================================================================================================
9/30/01                                     $17.04         $ 8.02           $0.00         $0.00            $0.00        (52.93)%
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         11.40          17.04            0.00          0.00             0.01         49.56+
================================================================================================================================
Total                                                                       $0.00         $0.00            $0.01
================================================================================================================================

HISTORICAL PERFORMANCE -- CLASS 1 SHARES
                                               NET ASSET VALUE
                                           -----------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF       TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDEND     DISTRIBUTION       CAPITAL     RETURNS(1)
================================================================================================================================
9/30/01                                     $17.13         $ 8.11           $0.00         $0.00            $0.00        (52.66)%
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         16.78          17.13            0.00          0.00             0.00          2.09+
================================================================================================================================
Total                                                                       $0.00         $0.00            $0.00
================================================================================================================================

    5 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS Y SHARES
                                                NET ASSET VALUE
                                           ------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF       TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDEND     DISTRIBUTION       CAPITAL      RETURNS(1)
================================================================================================================================
9/30/01                                     $17.17         $ 8.17           $0.00         $0.00            $0.00        (52.42)%
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         18.59          17.17            0.00          0.00             0.00         (7.64)+
================================================================================================================================
Total                                                                       $0.00         $0.00            $0.00
================================================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.


AVERAGE ANNUAL TOTAL RETURNS
                                                                                   WITHOUT SALES CHARGES(1)
                                                              ------------------------------------------------------------------
                                                               CLASS A       CLASS B        CLASS L        CLASS 1       CLASS Y
================================================================================================================================
Year Ended 9/30/01                                            (52.71)%       (53.02)%      (52.93)%       (52.66)%      (52.42)%
--------------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/01                                    (16.93)        (17.52)       (17.41)        (49.90)       (40.13)
================================================================================================================================
                                                                                     WITH SALES CHARGES(2)
                                                              ------------------------------------------------------------------
                                                               CLASS A       CLASS B        CLASS L        CLASS 1       CLASS Y
================================================================================================================================
Year Ended 9/30/01                                            (55.07)%       (55.37)%      (53.87)%       (56.68)%      (52.42)%
--------------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/01                                    (19.22)        (19.33)       (17.88)        (53.96)       (40.13)
================================================================================================================================

CUMULATIVE TOTAL RETURNS
                                                                                   WITHOUT SALES CHARGES(1)
================================================================================================================================
Class A (Inception* through 9/30/01)                                                       (28.86)%
--------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 9/30/01)                                                       (29.78)
--------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 9/30/01)                                                       (29.61)
--------------------------------------------------------------------------------------------------------------------------------
Class 1 (Inception* through 9/30/01)                                                       (51.67)
--------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 9/30/01)                                                       (56.05)
================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 8.50%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception date for Class A, B and L shares is November 30, 1999. Inception dates for Class 1 and Y shares are September 11, 2000 and February 23, 2000, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


    6 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Small Cap Growth Fund vs. Russell 2000 Growth Index and Russell 2500 Growth Index+
--------------------------------------------------------------------------------
                         November 1999 -- September 2001

Line Chart:

                        Smith Barney           Smith Barney            Smith Barney
                        Small Cap              Small Cap               Small Cap                                  Russell 2500
                        Growth Fund -          Growth Fund -           Growth Fund -          Russell 2000        Growth
                        Class A Shares         Class B Shares          Class L Shares         Growth Index++      Index++
Nov 30, 1999            9,500                  10,000                  9,900                  10,000              10,000
Mar-00                  14785                  15,518                  15,365                 12,854              13,685
Sep-00                  14,293                 14,948                  14,801                 11,434              12,366
Mar-01                  8,277                  8,283                   8,538                  7,737                7,987
Sept. 30, 2001          6,758                  6,741                   6,966                  6,565                7,064

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on November 30, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through September 30, 2001. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the Russell 2000 Growth Index more accurately reflects the current composition of the Smith Barney Small Cap Growth Fund than the Russell 2500 Growth Index. In future reporting, the Russell 2000 Growth Index will be used as a basis of comparison of total return performance rather than the Russell 2500 Growth Index.

    7 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS                                                                                          SEPTEMBER 30, 2001

     SHARES                                                      SECURITY                                               VALUE
===================================================================================================================================
COMMON STOCK -- 93.1%
Airlines -- 0.4%
    105,100      Atlantic Coast Airlines Holdings, Inc.*                                                              $ 1,397,830
-----------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY -- 7.2%
     74,500      Abgenix, Inc.*                                                                                         1,691,150
     82,200      Alkermes, Inc.*                                                                                        1,609,476
     54,600      Gilead Sciences, Inc.*                                                                                 3,066,882
     13,160      Human Genome Sciences, Inc.*                                                                             405,460
     33,600      ICOS Corp.*                                                                                            1,653,456
     63,500      ImClone Systems, Inc.*                                                                                 3,590,925
     46,700      InterMune Inc.*                                                                                        1,786,275
     33,100      Invitrogen Corp.*                                                                                      2,176,656
    110,600      Medarex, Inc.*                                                                                         1,670,060
     50,100      Myriad Genetics, Inc.*                                                                                 1,535,064
     65,500      Neurocrine Biosciences, Inc.*                                                                          2,097,310
     42,800      Protein Design Labs, Inc.*                                                                             2,021,444
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       23,304,158
-----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING -- 0.8%
     54,000      Emmis Communications Corp., Class A Shares*                                                              778,680
    105,000      Insight Communications Co., Inc.*                                                                      1,932,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,710,680
-----------------------------------------------------------------------------------------------------------------------------------

BUSINESS SERVICES -- 2.0%
     60,000      The BISYS Group, Inc.*                                                                                 3,181,200
     68,300      Fair, Isaac and Co., Inc.                                                                              3,225,809
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,407,009
-----------------------------------------------------------------------------------------------------------------------------------

CASINOS AND GAMING -- 1.7%
     36,500      Anchor Gaming*                                                                                         1,514,750
     93,912      International Game Technology*                                                                         3,991,260
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,506,010
-----------------------------------------------------------------------------------------------------------------------------------

CHEMICALS -- 1.2%
     81,400      Cabot Microelectronics Corp.*                                                                          3,932,434
-----------------------------------------------------------------------------------------------------------------------------------

COAL -- 0.1%
     11,875      Peabody Energy Corp.                                                                                     286,187
-----------------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 7.1%
    127,100      Activision, Inc.*                                                                                      3,459,662
    104,600      Advent Software, Inc.*                                                                                 3,938,190
     96,000      Aspen Technology, Inc.*                                                                                  960,000
     65,000      Manhattan Associates, Inc.*                                                                            1,102,400
    105,600      Mercury Interactive Corp.*                                                                             2,010,624
     72,500      NetIQ Corp.*                                                                                           1,650,825
    152,100      Peregrine Systems, Inc.*                                                                               1,921,023
    116,400      Rational Software Corp.*                                                                               1,008,024
    130,500      Retek Inc.*                                                                                            1,588,185
     95,500      THQ Inc.*                                                                                              4,120,825
    181,300      TIBCO Software Inc.*                                                                                   1,330,742
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       23,090,500
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    8 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                                                                            SEPTEMBER 30, 2001

SHARES               SECURITY                                                                                         VALUE
===================================================================================================================================
EDUCATION -- 1.7%
     64,700      Career Education Corp.*                                                                              $ 3,558,500
     58,700      Corinthian Colleges, Inc.*                                                                             1,978,777
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,537,277
---------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC INSTRUMENTS AND CONTROLS -- 0.8%
    193,000      Manufacturers' Services Ltd.*                                                                            781,650
     71,000      Plexus Corp.*                                                                                          1,674,180
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,455,830
---------------------------------------------------------------------------------------------------------------------------------

ENGINEERING/CONSTRUCTION -- 0.7%
     94,350      Granite Construction Inc.                                                                              2,419,134
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 5.5%
    108,400      AmeriCredit Corp.*                                                                                     3,427,608
    198,300      Eaton Vance Corp.                                                                                      6,216,705
     65,600      Investors Financial Services Corp.                                                                     3,781,184
    110,400      Metris Cos., Inc.                                                                                      2,732,400
     65,100      Raymond James Financial, Inc.                                                                          1,767,465
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,925,362
---------------------------------------------------------------------------------------------------------------------------------

FOOD PROCESSING -- 0.5%
     25,100      Suiza Foods Corp.*                                                                                     1,584,814
---------------------------------------------------------------------------------------------------------------------------------

HOSPITAL/HEALTHCARE FACILITIES -- 5.4%
    269,800      Manor Care, Inc.*                                                                                      7,581,380
    123,400      Renal Care Group, Inc.*                                                                                3,797,018
    123,400      Universal Health Services, Inc., Class B Shares*                                                       6,021,920
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,400,318
---------------------------------------------------------------------------------------------------------------------------------

INSURANCE -- 4.8%
     88,000      Everest Re Group, Ltd.                                                                                 5,693,600
    150,900      Oxford Health Plans, Inc.*                                                                             4,285,560
     84,200      Trigon Healthcare, Inc.*                                                                               5,515,100
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,494,260
---------------------------------------------------------------------------------------------------------------------------------

MANUFACTURING -- 3.7%
     50,700      Ball Corp.                                                                                             3,036,930
    117,900      Columbia Sportswear Co.*                                                                               2,617,380
    272,700      Nautica Enterprises, Inc.*                                                                             3,228,768
    340,000      Tommy Hilfiger Corp.*                                                                                  3,043,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,926,078
---------------------------------------------------------------------------------------------------------------------------------

MEDICAL PRODUCTS AND SUPPLIES -- 12.9%
    114,900      AmerisourceBergen Corp.*                                                                               8,152,155
     75,700      ArthroCare Corp.*                                                                                      1,483,720
     65,100      Cerner Corp.*                                                                                          3,222,450
    359,900      Cytyc Corp.*                                                                                           9,648,919
     54,800      Express Scripts, Inc., Class A Shares*                                                                 3,041,400
    131,600      First Health Group Corp.*                                                                              3,866,408
     87,500      Henry Schein, Inc.*                                                                                    3,377,500
    183,000      Lincare Holdings Inc.*                                                                                 4,862,310
     85,000      ResMed Inc.*                                                                                           4,318,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       41,972,862
---------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


    9 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                                                                             SEPTEMBER 30, 2001


     SHARES                                                      SECURITY                                               VALUE
===================================================================================================================================
OIL AND GAS -- 4.9%
     90,000      BJ Services Co.*                                                                                     $ 1,601,100
     77,500      EOG Resources, Inc.                                                                                    2,242,075
    114,800      Newfield Exploration Co.*                                                                              3,352,160
     48,400      Smith International, Inc.*                                                                             1,761,760
    101,850      Stone Energy Corp.*                                                                                    3,279,570
    166,500      Veritas DGC Inc.*                                                                                      1,856,475
     67,500      Weatherford International, Inc.*                                                                       1,721,925
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,815,065
---------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICAL -- 9.9%
    118,700      AdvancePCS*                                                                                            8,520,286
    115,200      Biovail Corp.*                                                                                         5,345,280
     38,500      Cephalon, Inc.                                                                                         1,920,380
     30,900      CIMA Labs Inc.*                                                                                        1,877,175
     57,500      Cubist Pharmaceuticals, Inc.*                                                                          1,884,275
     43,100      CV Therapeutics, Inc.*                                                                                 1,674,866
     87,750      Medicis Pharmaceutical Corp., Class A Shares*                                                          4,385,745
     55,100      NPS Pharmaceuticals, Inc.*                                                                             1,719,120
     69,200      Pharmaceutical Product Development, Inc.*                                                              2,026,868
     56,500      Taro Pharmaceutical Industries Ltd.*                                                                   1,986,540
     53,700      Vertex Pharmaceuticals Inc.*                                                                             968,748
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       32,309,283
---------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 0.7%
     78,300      Mack-Cali Realty Corp.                                                                                 2,427,300
---------------------------------------------------------------------------------------------------------------------------------

RESTAURANTS -- 0.5%
     48,800      CEC Entertainment Inc.*                                                                                1,664,080
---------------------------------------------------------------------------------------------------------------------------------

RETAIL -- 4.7%
    114,000      Abercrombie & Fitch Co., Class A Shares*                                                               2,005,260
    147,000      bebe stores, inc.*                                                                                     2,213,820
     55,000      Charlotte Russe Holding Inc.*                                                                            714,450
    136,350      Chico's FAS, Inc.*                                                                                     3,211,043
    100,000      Genesco Inc.*                                                                                          1,625,000
    117,200      The Talbots, Inc.                                                                                      2,631,140
     79,000      Too Inc.*                                                                                              1,658,210
     97,000      Tweeter Home Entertainment Group, Inc.*                                                                1,323,080
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,382,003
---------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 15.3%
    157,000      Alpha Industries, Inc.*                                                                                3,041,090
    255,000      Axcelis Technologies, Inc.*                                                                            2,409,750
    103,000      Brooks Automation, Inc.*                                                                               2,738,770
     94,000      Genesis Microchip Inc.*                                                                                2,645,160
    165,000      Kopin Corp.*                                                                                           1,720,950
    230,000      Lam Research Corp.*                                                                                    3,898,500
    206,000      Lattice Semiconductor Corp.*                                                                           3,234,200
    130,300      Micrel, Inc.*                                                                                          2,598,182
    135,200      Microsemi Corp.*                                                                                       3,521,960
    208,100      National Semiconductor Corp.*                                                                          4,588,605
    134,200      Novellus Systems, Inc.*                                                                                3,832,752
     94,400      NVIDIA Corp.*                                                                                          2,593,168


                       See Notes to Financial Statements.

   10 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                                                                            SEPTEMBER 30, 2001



     SHARES                                                      SECURITY                                               VALUE
===================================================================================================================================
SEMICONDUCTORS -- 15.3% (CONTINUED)
    194,300      RF Micro Devices, Inc.*                                                                           $    3,229,266
    131,500      Rudolph Technologies, Inc.*                                                                            3,242,790
    219,200      TriQuint Semiconductor, Inc.*                                                                          3,505,008
    123,900      Zoran Corp.*                                                                                           3,000,857
                                                                                                                       49,801,008
---------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 0.6%
    169,600      Powerwave Technologies, Inc.*                                                                          2,021,632
---------------------------------------------------------------------------------------------------------------------------------

                 TOTAL COMMON STOCK
                 (Cost-- $333,713,846)                                                                                302,771,114
=================================================================================================================================
      FACE
     AMOUNT                                                      SECURITY                                               VALUE
=================================================================================================================================
REPURCHASE AGREEMENT -- 6.9%
$22,392,000      J.P. Morgan Chase & Co., 3.100% due 10/1/01; Proceeds at maturity-- $22,397,785;
                   (Fully collateralized by U.S. Treasury Strips, 0.000% due 8/15/02 to 5/15/13
                   Market value-- $22,839,992) (Cost-- $22,392,000)                                                    22,392,000
=================================================================================================================================

                 TOTAL INVESTMENTS-- 100%
                 (Cost-- $356,105,846**)                                                                             $325,163,114
=================================================================================================================================

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

   11 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders


STATEMENT OF ASSETS AND LIABILITIES                                                                            SEPTEMBER 30, 2001


ASSETS:
     Investments, at value (Cost-- $356,105,846)                                                                    $ 325,163,114
     Cash                                                                                                                     665
     Receivable for securities sold                                                                                     7,489,056
     Receivable for Fund shares sold                                                                                      453,401
     Interest and dividends receivable                                                                                     16,439
     Other assets                                                                                                         120,527
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     333,243,202
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                                                                   6,608,693
     Payable for Fund shares purchased                                                                                    358,491
     Management fee payable                                                                                               204,750
     Distribution fees payable                                                                                             36,703
     Accrued expenses                                                                                                     518,687
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                  7,727,324
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $325,515,878
=================================================================================================================================

NET ASSETS:
     Par value of capital shares                                                                                       $   40,317
     Capital paid in excess of par value                                                                              661,841,140
     Accumulated net realized loss from security transactions                                                        (305,422,847)
     Net unrealized depreciation of investments                                                                       (30,942,732)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $325,515,878
=================================================================================================================================

SHARES OUTSTANDING:
     Class A                                                                                                           13,497,997
     ----------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                           14,590,531
     ----------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            3,287,402
     ----------------------------------------------------------------------------------------------------------------------------
     Class 1                                                                                                              770,072
     ----------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                                                            8,170,593
     ----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                                                         $8.10
     ----------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                                              $8.00
     ----------------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                                             $8.02
     ----------------------------------------------------------------------------------------------------------------------------
     Class 1 (and redemption price)                                                                                         $8.11
     ----------------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                                         $8.17
     ----------------------------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                                                      $8.53
     ----------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                                      $8.10
     ----------------------------------------------------------------------------------------------------------------------------
     Class 1 (net asset value plus 9.29% of net asset value per share)                                                      $8.86
=================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

   12 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders


STATEMENT OF OPERATIONS                                                                     FOR THE YEAR ENDED SEPTEMBER 30, 2001
INVESTMENT INCOME:
     Interest                                                                                                        $  1,449,151
     Dividends                                                                                                            518,607
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                                            1,967,758
---------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
     Management fee (Note 2)                                                                                            3,502,584
     Distribution fees (Note 2)                                                                                         2,497,006
     Shareholder and system servicing fees                                                                                898,140
     Shareholder communication fees                                                                                       175,237
     Registration fees                                                                                                     78,530
     Audit and legal                                                                                                       38,962
     Custody                                                                                                               35,479
     Directors' fees                                                                                                       18,840
     Other                                                                                                                  7,746
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     7,252,524
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                    (5,284,766)
---------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                                                           958,744,187
        Cost of securities sold                                                                                     1,207,353,757
---------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED LOSS                                                                                               (248,609,570)
---------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED DEPRECIATION (NOTE 9)                                                                 (78,882,655)
---------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                                              (327,492,225)
---------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                                              $(332,776,991)
=================================================================================================================================

                       See Notes to Financial Statements.

   13 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE YEAR ENDED ENDED SEPTEMBER 30, 2001 AND THE PERIOD ENDED
SEPTEMBER 30, 2000 (a)
                                                                                                  2001                   2000
=================================================================================================================================
OPERATIONS:
     Net investment loss                                                                      $ (5,284,766)          $ (1,700,149)
     Net realized loss                                                                        (248,609,570)           (56,822,604)
     (Increase) decrease in net unrealized depreciation                                        (78,882,655)            65,610,822
---------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                        (332,776,991)             7,088,069
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Capital                                                                                            --                (49,896)
---------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                          --                (49,896)
---------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares                                                          559,147,341            408,372,912
     Net asset value of shares issued in connection with the transfer
       of the Concert Investment Series - Small Cap Fund's net assets (Note 9)                 336,013,834                     --
     Net asset value of shares issued for reinvestment of dividends                                     --                 48,652
     Cost of shares reacquired                                                                (542,875,941)          (109,452,102)
---------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                                       352,285,234            298,969,462
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                          19,508,243            306,007,635

NET ASSETS:
     Beginning of year                                                                         306,007,635                     --
---------------------------------------------------------------------------------------------------------------------------------
     END OF YEAR                                                                              $325,515,878           $306,007,635
=================================================================================================================================

(a) For the period from November 30, 1999 (commencement of operations) to September 30, 2000.

                       See Notes to Financial Statements.

   14 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies
The Smith Barney Small Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $5,294,093 was reclassified to paid-in capital; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account.


   15 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended September 30, 2001, the Portfolio paid transfer agent fees of $223,592 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for the Portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended September 30, 2001, SSB and its affiliates received $37,331 in brokerage commissions.

There are maximum initial sales charges of 5.00%, 1.00% and 8.50% for Class A, L and 1 shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2001, SSB received sales charges of approximately $456,000, $57,000 and $10,000 on sales of the Portfolio's Class A, L and 1 shares, respectively. In addition, for the year ended September 30, 2001, CDSCs paid to SSB were approximately:

                             CLASS A       CLASS B      CLASS L
===============================================================
CDSCs                        $10,000      $173,000      $11,000
===============================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended September 30, 2001, total Distribution Plan fees incurred by the Portfolio were:

                             CLASS A      CLASS B       CLASS L
===============================================================
Distribution Plan Fees      $389,391     $1,698,206    $409,409
===============================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


3. Investments
During the year ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================
Purchases                                          $975,481,117
---------------------------------------------------------------
Sales                                               958,744,187
===============================================================

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================
Gross unrealized appreciation                      $42,989,486
Gross unrealized depreciation                      (73,932,218)
---------------------------------------------------------------
Net unrealized depreciation                       $(30,942,732)
===============================================================


4. Repurchase Agreements
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Reverse Repurchase Agreements
The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio


   16 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the year ended September 30, 2001, the Portfolio did not enter into any reverse repurchase agreements.


6. Option Contracts
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 2001, the Portfolio did not write any call or put option contracts.


7. Lending of Portfolio Securities
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2001, the Portfolio had no securities on loan.



   17 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At September 30, 2001, the Portfolio did not hold any futures contracts.


9. Acquisition of Net Assets
On October 6, 2000, the Portfolio acquired the assets and certain liabilities of the Concert Investment Series -- Small Cap Fund ("CIS Small Cap Fund") pursuant to a plan of reorganization approved by CIS Small Cap Fund shareholders on September 25, 2000. Total shares issued by the Portfolio and the total net assets of the CIS Small Cap Fund and the Portfolio on the date of transfer were as follows:

                             TOTAL NET ASSETS
ACQUIRED     SHARES ISSUED   OF THE CIS SMALL  TOTAL NET ASSETS
   FUND    BY THE PORTFOLIO      CAP FUND      OF THE PORTFOLIO
===============================================================
CIS Small
  Cap Fund     21,435,889       $336,013,834      $280,600,215
===============================================================

The total net assets of the CIS Small Cap Fund before acquisition included unrealized depreciation of $17,670,899 accumulated net realized gain of $2,712,679 and undistributed net investment loss of $3,596,482. Total net assets of the Portfolio immediately after the transfer were $616,614,049. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


10. Capital Loss Carryforward
At September 30, 2001, the Portfolio had, for Federal income tax purposes, approximately $112,242,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.


11. Capital Shares
At September 30, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each class:

                                                         Amounts
================================================================
Class A                                             $217,057,464
----------------------------------------------------------------
Class B                                              236,628,127
----------------------------------------------------------------
Class L                                               53,197,285
----------------------------------------------------------------
Class 1                                               12,303,579
----------------------------------------------------------------
Class Y                                              142,695,002
================================================================


   18 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

Transactions in shares of each class were as follows:
                                                              Year Ended                                    Period Ended
                                                          September 30, 2001                             September 30, 2000+
                                               -------------------------------------            ----------------------------------
                                                   Shares                  Amount                 Shares                 Amount
==================================================================================================================================
CLASS A
Shares sold                                     23,194,002              $332,202,479             8,365,016            $135,428,855
Shares issued on reinvestment                           --                        --                 1,603                  22,118
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's net assets (Note 9)          10,307,244               161,995,544                    --                      --
Shares reacquired                              (23,078,269)             (329,352,900)           (5,291,599)            (88,233,372)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                    10,422,977              $164,845,123             3,075,020            $ 47,217,601
==================================================================================================================================

CLASS B
Shares sold                                     12,572,314              $186,265,438             5,237,555            $ 81,332,798
Shares issued on reinvestment                           --                        --                 1,152                  15,895
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's net assets (Note 9)          10,368,088               162,064,871                    --                      --
Shares reacquired                              (12,857,531)             (188,821,524)             (731,047)            (12,183,054)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                    10,082,871              $159,508,785             4,507,660            $ 69,165,639
==================================================================================================================================

CLASS L
Shares sold                                        733,958              $  8,973,328             4,105,195            $ 65,500,530
Shares issued on reinvestment                           --                        --                   771                  10,639
Shares reacquired                               (1,003,810)              (11,459,556)             (548,712)             (9,035,676)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (269,852)            $  (2,486,228)            3,557,254            $ 56,475,493
==================================================================================================================================

CLASS 1
Shares sold                                        877,537             $  13,394,932                     5                    $ 91
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's net assets (Note 9)             760,557                11,953,419                    --                      --
Shares reacquired                                 (868,027)              (13,241,961)                   --                      --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       770,067              $ 12,106,390                     5                    $ 91
==================================================================================================================================

CLASS Y
Shares sold                                      1,415,746             $  18,311,164             6,754,847            $126,110,638
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                                       --                        --                    --                      --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,415,746              $ 18,311,164             6,754,847            $126,110,638
==================================================================================================================================

+    For Class A, B and L shares, transactions are from November 30, 1999
     (inception date) to September 30, 2000. For Class 1 and Y shares, transactions are for the period from inception to September 30, 2000.
     Inception dates for Class 1 and Y shares are September 11, 2000 and
     February 23, 2000, respectively.

   19 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders


FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each period ended September 30, unless otherwise noted:

CLASS A SHARES                                                                                               2001(1)      2000(1)(2)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                                            $17.13       $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                                                         (0.11)       (0.10)
   Net realized and unrealized gain (loss)                                                                     (8.92)        5.85
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                                            (9.03)        5.75
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                                       --         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                              --         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                                   $ 8.10      $17.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                 (52.71)%       50.45%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                                               $109,386        $52,672
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                                                     1.34%        1.25%+
   Net investment loss                                                                                         (0.92)       (0.70)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                          223%          105%
====================================================================================================================================



CLASS B SHARES                                                                                                2001(1)     2000(1)(2)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                                            $17.03       $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                                                         (0.20)       (0.20)
   Net realized and unrealized gain (loss)                                                                     (8.83)        5.84
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                                            (9.03)        5.64
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                                       --         (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                              --         (0.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                                   $ 8.00      $17.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                 (53.02)%       49.48%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                                               $116,761      $76,784
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                                                     2.07%        2.00%+
   Net investment loss                                                                                         (1.65)       (1.45)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                          223%         105%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from November 30, 1999 (inception date) to September 30,
     2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

   20 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each period ended September 30, unless otherwise noted:

CLASS L SHARES                                                                                                2001(1)     2000(1)(2)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                                             $17.04      $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                                                        (0.17)        (0.20)
   Net realized and unrealized gain (loss)                                                                    (8.85)         5.85
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                                           (9.02)         5.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                                       --         (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                              --         (0.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                                  $ 8.02       $17.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                (52.93)%        49.56%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                                               $26,368       $60,600
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                                                    1.93%         1.99%+
   Net investment loss                                                                                        (1.50)        (1.44)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                         223%          105%
====================================================================================================================================


CLASS 1 SHARES                                                                                               2001(1)      2000(1)(3)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                                            $17.13       $16.78
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                                                        (0.11)        (0.00)*
   Net realized and unrealized gain (loss)                                                                    (8.91)         0.35
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                                           (9.02)         0.35
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                                       --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                              --            --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                                  $ 8.11       $17.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                (52.66)%         2.09%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                                                $6,243           $0**
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                                                    1.29%         0.00%#+
   Net investment loss                                                                                        (0.87)        (0.00)#+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                         223%          105%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from November 30, 1999 (inception date) to September 30,
     2000.

(3)  For the period from September 11, 2000 (inception date) to September 30,
     2000.

*    Amount represents less than $0.01 per share.

**   Amount represents less than $1,000.

#    Amount represents less than 0.01%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


   21 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each period ended September 30, unless otherwise noted:


CLASS Y SHARES                                                                                                2001(1)     2000(1)(2)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                                            $17.17      $18.59
------------------------------------------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss                                                                                         (0.05)      (0.03)
   Net realized and unrealized loss                                                                            (8.95)      (1.39)
------------------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                                                                     (9.00)      (1.42)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                                  $ 8.17      $17.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                (52.42)%       (7.64)%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                                               $66,758     $115,952
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                                                    0.80%        0.86%+
   Net investment loss                                                                                        (0.39)       (0.31)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                         223%          105%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 23, 2000 (inception date) to September 30,
     2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

   22 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT


THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY INVESTMENT FUNDS INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Growth Fund of Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from November 30, 1999 (inception dates) to September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2001 by correspondence with the Fund's custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and for the period November 30, 1999 to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


New York, New York
November 13, 2001



   23 Smith Barney Small Cap Growth Fund | 2001 Annual Report to Shareholders

SMITH BARNEY
SMALL CAP GROWTH FUND



    DIRECTORS
    Paul R. Ades
    Herbert Barg
    Dwight B. Crane
    Heath B. McLendon, Chairman
    Jerome Miller
    Ken Miller


    OFFICERS
    Heath B. McLendon
    President and
    Chief Executive Officer


    Lewis E. Daidone
    Senior Vice President
    and Treasurer


    Timothy Woods, CFA
    Vice President and
    Investment Officer


    Paul A. Brook
    Controller


    Christina T. Sydor
    Secretary


    INVESTMENT MANAGER
    Smith Barney Fund Management LLC


    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors, Inc.


    CUSTODIAN
    PFPC Trust Company


    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

SMITH BARNEY SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------


This report is submitted for the general information of the shareholders of Smith Barney Small Cap Growth Fund but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY SMALL CAP GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004



For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds



Logo: SalomonSmithBarney

A member of citigroup [graphic of: umbrella]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02086 11/01

                                 SMITH BARNEY
                              SMALL CAP VALUE FUND

             STYLE PURE SERIES | ANNUAL REPORT | SEPTEMBER 30, 2001















                                logo: Smith Barney
                                      Mutual Funds

                 Your Serious Money. Professionally Managed(SM)



             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

Photo: Peter Hable
Peter Hable
Portfolio Manager

Photo: John Goode
John Goode
Portfolio Manager


PICTURE: WATER DROP
Style Pure Series

Annual Report o September 30, 2001

SMITH BARNEY
SMALL CAP VALUE FUND

PETER HABLE
Peter Hable has more than 18 years of securities business experience and has managed the Fund since its inception. Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania's Wharton School of Finance.

JOHN GOODE
John Goode has more than 33 years of securities business experience and has managed the Fund since its inception. Education: BA in Economics, MBA from Stanford University.

FUND OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in common stock and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index*.

----------------------
* The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.(A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

FUND FACTS

FUND INCEPTION
-----------------------------------------------------
February 26, 1999

MANAGER TENURE
-----------------------------------------------------
Since Inception

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-----------------------------------------------------
18 Years (Peter Hable)
33 Years (John Goode)

          CLASS A       CLASS B         CLASS L
 ----------------------------------------------------
NASDAQ      SBVAX        SBVBX           SBVLX
-----------------------------------------------------
INCEPTION  2/26/99      2/26/99         2/26/99
-----------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2001



                     WITHOUT SALES CHARGES(1)
                  Class A      Class B      Class L
-----------------------------------------------------
One-Year            3.26%        2.52%        2.52%
-----------------------------------------------------
Since Inception+   12.81        11.97        11.97
-----------------------------------------------------


                       WITH SALES CHARGES(2)
                  Class A      Class B      Class L
-----------------------------------------------------
One-Year           (1.90)%      (2.26)%       0.54%
-----------------------------------------------------
Since Inception+   10.60        11.00        11.52
-----------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+    Inception date for Class A, B and L shares is February 26, 1999.



-----------------------------------------------------
WHAT'S INSIDE
Your Investment in the Smith Barney
  Small Cap Value Fund                              1
Letter to Our Shareholders                          2
Fund at a Glance                                    4
Historical Performance                              5
Growth of $10,000                                   7
Schedule of Investments                             8
Statement of Assets and Liabilities                12
Statement of Operations                            13
Statements of Changes in Net Assets                14
Notes to Financial Statements                      15
Financial Highlights                               19
Independent Auditors' Report                       22
Tax Information                                    23

 logo: Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)


    Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

                  Your Investment in the SMITH BARNEY SMALL CAP
                                   VALUE FUND



Value managers Peter Hable and John Goode pay close attention to financials to identify what they deem to be potential turnaround candidates in the small-cap value arena. They believe that small companies often have unique advantages over larger-sized companies such as single-business focus, high internal ownership and smaller, more agile managements. They also believe that these factors may help drive rapid growth.



PICTURE: BALANCE SCALE

     A HIGHLY DISCIPLINED APPROACH TO STOCK SELECTION
     Peter and John use both quantitative and fundamental methods to identify those companies they believe have the potential to perform better than their industry peers. They look for those companies with strong track records, shareholder-oriented management teams and sound future plans.



PICTURE: MAGNIFYING GLASS
     A CAREFUL EXAMINATION OF UNDISCOVERED VALUES
     One of Peter and John's goals is to find stocks presently out-of-favor with low prices relative to their earnings, book value and cash flow. They also seek out those companies that offer a high return on invested capital.



PICTURE: TELESCOPE
     A SEARCH FOR DYNAMIC TRENDS
     Peter and John aim to identify those companies offering top products and services with a dominant position in a market niche. In their opinion, these companies are generally well positioned to positively benefit from the trends driving innovation in the 21st century.



PICTURE: STAR
     A DISTINGUISHED HISTORY OF MANAGING YOUR SERIOUS MONEY
     Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

     When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.




     1 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the annual report for the Smith Barney Small Cap Value Fund ("Portfolio") for the year ended September 30, 2001. In this report, we have summarized what we believe to be the year's prevailing economic conditions and briefly outline the Portfolio's investment strategy. We hope you find this report useful and informative.

SPECIAL SHAREHOLDER NOTICE
As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments; as always, they have been well protected and managed under the watchful eye of our investment professionals.

PERFORMANCE UPDATE
We are pleased to report for the year ended September 30, 2001, the Portfolio's Class A shares, without sales charges, returned 3.26%. In comparison, the Russell 2000 Value Index ("Russell 2000 Value")1 returned negative 5.61% for the same period. Past performance is not indicative of future results.

INVESTMENT STRATEGY
We look for small cap2 stocks that sell at a low price relative to several measures of value and where some dynamic change in a company or an industry may enhance stock price performance. We prefer to invest in companies that generate significant free cash flow, maintain strong balance sheets, produce a high return on equity, and have a significant management ownership.

MARKET UPDATE
The events of September 11th turned a difficult year for small cap stocks into a dismal one. In the first full week of trading after the event, the Russell 2000 Index3 lost 14% in value in five trading sessions. As of October 5th, the date of this letter, there were only three sectors within the small cap market, as measured by the Russell 2000 Index, that have had positive performance year-to-date, consumer staples remains the top performing sector (16.1%), followed by financials (4.7%) and consumer cyclicals (1.5%). The sector suffering the most continues to be technology, which is down (36.9%), year-to-date, followed by energy (24.0%) and capital goods (19.4%).

With political and economic uncertainties abundant, small cap performance will likely be dominated by the historically defensive sectors (utilities, consumer staples and health care stocks) in the very near term. Given the recent appreciation in these sectors, however, we view them as fully priced and we are shifting our attention to the more economically sensitive areas of the market.

PORTFOLIO UPDATE
Our confidence in the economically sensitive sectors of the market is being supported by tremendous efforts by U.S. Federal Reserve Board ("Fed") Chairman Alan Greenspan. Smaller, more economically sensitive firms have historically outperformed after aggressive Fed action as their relative cost and access to capital improves. Historically, the sectors that have benefited the


--------------

1 The Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Price-to-book ratio is the price of a stock dividend divided by its net asset value. Please note an investor cannot invest directly in an index.

2 Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

3 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.




    2 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders most from Fed easing (i.e., lowering of short-term interest rates) have been the financials, basic materials, capital goods, consumer cyclical, energy, transportation and technology sectors.

Given the recent weakness in the financial services sector, we have added to a number of our bank holdings, namely Cullen/Frost Bankers Inc. and Banknorth Group, Inc. Within the real estate sector, we have established positions in Host Marriott Corp. and FelCor Lodging Trust Inc., stocks that are now trading at 40-50% discounts to replacement value.4

In the energy sector, now our largest sector overweighting relative to the Russell 2000 Value, we have added a position in Newfield Exploration, to take advantage of the sell-off in exploration and production companies. To our transportation holdings, we have added SkyWest, Inc., as most airlines have lost over 50% of their market capitalization5 in the last few weeks.

Finally, in the technology sector (at a neutral weighting in the Portfolio relative to the Russell 2000 Value for the first time since February 2000), we have added to our positions in electronics for RealNetworks, Inc., Micromuse Inc., Maxtor Corp. and Register.com, Inc. We anticipate that the technology sector may have a dramatic tax loss rebound.6

The outperformance of smaller stocks over the past year has not narrowed the valuation gap between small and large-cap companies. By any measure (price-to-sales, price-to-cash flow), small cap valuations remain at 25-year lows. While attractive valuations do not necessarily drive share price appreciation, they do suggest that risk levels of small caps are lower. We believe this is tremendously important in a more volatile equity environment.

In closing, we would like to thank you for investing in the Smith Barney Small Cap Value Fund. We look forward to continuing to help you pursue your financial goals in the future.



Sincerely,


/s/ Heath B. McLendon       /s/ Peter J. Hable      /s/ John G. Goode

Heath B. McLendon           Peter J. Hable          John G. Goode
Chairman                    Vice President and      Vice President and
                            Investment Officer      Investment Officer

October 5, 2001




The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio or the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2001 and is subject to change.

4    "Replacement-value" is the current cost of replacing the firm's assets.

5 "Market capitalization" is the total dollar value of all outstanding shares. It is computed as the number of outstanding shares, multiplied by the current market price-per-share. Market capitalization is a measure of corporate size.

6 This "rebound" in stock prices may occur because of high levels of tax-motivated-selling in the previous year. At year-end, investors often peruse their portfolios for stocks selling at a loss to cut their tax bills the following April. To make the cut this year, sales must be made by December 31st, the last trading day of 2001. The selling pressure generally abates by January, thus providing potentially attractive entry points for new and/or existing investors, potentially promising a lift in price.

    3 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

                  SMITH BARNEY SMALL CAP VALUE FUND AT A GLANCE

TOP TEN HOLDINGS*+
================================================================================

   1. Golden State Bancorp Inc.                                             1.9%

   2. Ross Stores, Inc.                                                     1.8

   3. Federal Agricultural Mortgage Corp., Class C Shares                   1.7

   4. Webster Financial Corp.                                               1.6

   5. Umpqua Holdings Corp.                                                 1.6

   6. SI Corp.                                                              1.4

   7. Crane Co.                                                             1.3

   8. The Neiman Marcus Group, Inc., Class A Shares                         1.3

   9. Diebold, Inc.                                                         1.3

  10.  Harman International Industries, Inc.                                1.3



                           INDUSTRY DIVERSIFICATION*+

Bar chart:
        4.3%      Autos and Transportation
       11.5%      Basic Materials
        6.3%      Capital Goods
       17.8%      Consumer Discretionary
        3.9%      Energy
       18.7%      Financial Services
        4.3%      Insurance
       10.6%      Real Estate
       10.3%      Technology
        6.8%      Utilities
        5.5%      Other


                             INVESTMENT BREAKDOWN*++

Pie chart:
        8.3%      Repurchase Agreement
        0.5%      U.S. Treasury Obligation
        0.9%      Convertible Preferred Stock
       90.3%      Common Stock


* All information is as of September 30, 2001. Please note that Portfolio holdings are subject to change.

+    As a percentage of total common stock.

++   As a percentage of total investments.

    4 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                                                       NET ASSET VALUE
                                                ----------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN       TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
================================================================================================================================
9/30/01                                           $14.85           $14.19            $0.18             $0.95             3.26%
--------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.10            14.85             0.19              0.00            24.71
--------------------------------------------------------------------------------------------------------------------------------

Inception* -- 9/30/99                              11.40            12.10             0.00              0.00             6.14+
================================================================================================================================

  TOTAL                                                                              $0.37             $0.95
================================================================================================================================



 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                                       NET ASSET VALUE
                                                ----------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
================================================================================================================================
9/30/01                                           $14.76           $14.10            $0.07             $0.95             2.52%
--------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.05            14.76             0.12              0.00            23.70
--------------------------------------------------------------------------------------------------------------------------------

Inception* -- 9/30/99                              11.40            12.05             0.00              0.00             5.70+
================================================================================================================================

  TOTAL                                                                              $0.19             $0.95
================================================================================================================================



 HISTORICAL PERFORMANCE -- CLASS L SHARES

                                                       NET ASSET VALUE
                                                ----------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
================================================================================================================================
9/30/01                                           $14.76           $14.10            $0.07             $0.95             2.52%
--------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.05            14.76             0.12              0.00            23.70
--------------------------------------------------------------------------------------------------------------------------------

Inception* -- 9/30/99                              11.40            12.05             0.00              0.00             5.70+
================================================================================================================================

  TOTAL                                                                              $0.19             $0.95
================================================================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.






    5 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS

                                                                                                WITHOUT SALES CHARGES(1)
                                                                                     -------------------------------------------
                                                                                     CLASS A           CLASS B          CLASS L
================================================================================================================================
Year Ended 9/30/01                                                                    3.26%             2.52%            2.52%
--------------------------------------------------------------------------------------------------------------------------------

Inception* through 9/30/01                                                           12.81             11.97            11.97
================================================================================================================================

                                                                                                  WITH SALES CHARGES(2)
                                                                                     -------------------------------------------
                                                                                     CLASS A           CLASS B          CLASS L
================================================================================================================================
Year Ended 9/30/01                                                                   (1.90)%           (2.26)%           0.54%
--------------------------------------------------------------------------------------------------------------------------------

Inception* through 9/30/01                                                           10.60             11.00            11.52
================================================================================================================================



CUMULATIVE TOTAL RETURNS

                                                                                               WITHOUT SALES CHARGES(1)
================================================================================================================================
Class A (Inception* through 9/30/01)                                                                   36.67%
--------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 9/30/01)                                                                   34.05
--------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 9/30/01)                                                                   34.05
================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*    Inception date for Class A, B and L shares is February 26, 1999.








    6 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP VALUE FUND VS. THE RUSSELL 2000 VALUE INDEX+
--------------------------------------------------------------------------------
                         February 1999 -- September 2001

Line chart:
                        Smith Barney              Smith Barney              Smith Barney
                           Small Cap                 Small Cap                 Small Cap
                          Value Fund                Value Fund                Value Fund               Russell 2000
                      Class A Shares            Class B Shares            Class L Shares                      Index
Feb 26, 99                    $9,500                   $10,000                    $9,896                    $10,000
March 1999                    $9,633                   $10,132                   $10,026                     $9,918
September 1999               $10,083                   $10,570                   $10,460                    $10,656
March 2000                   $10,915                   $11,401                   $11,282                    $11,233
September 2000               $12,575                   $13,075                   $12,939                    $12,292
March 2001                   $13,359                   $13,842                   $13,698                    $13,418
September 30, 2001           $12,984                   $13,405                   $13,265                    $12,982


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through September 30, 2001. The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.


ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    7 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                                                                         SEPTEMBER 30, 2001


     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
COMMON STOCK -- 90.3%
Autos and Transportation -- 3.9%
      75,000     ArvinMeritor, Inc.                                                                                    $ 1,071,750
      26,000     BorgWarner, Inc.+                                                                                       1,047,800
      53,300     CNF Inc.+                                                                                               1,216,839
     100,000     Kirby Corp.*                                                                                            2,250,000
      80,500     Navistar International Corp.*                                                                           2,274,125
      15,000     SkyWest, Inc.                                                                                             250,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,111,314
------------------------------------------------------------------------------------------------------------------------------------

Basic Materials -- 10.4%
     174,000     AK Steel Holding Corp.                                                                                  1,470,300
      61,000     AptarGroup, Inc.                                                                                        1,939,800
     103,000     Belden Inc.                                                                                             1,936,400
     885,000     Bethlehem Steel Corp.*                                                                                  1,132,800
     167,000     Buckeye Technologies Inc.*                                                                              1,653,300
     114,900     CIRCOR International, Inc.                                                                              1,723,500
      35,000     Cleveland-Cliffs Inc.                                                                                     504,000
     114,000     Crane Co.                                                                                               2,498,880
      66,000     Cytec Industries Inc.*                                                                                  1,527,900
      45,000     Engelhard Corp.                                                                                         1,039,500
      30,000     Ferro Corp.                                                                                               695,400
      88,000     Kaydon Corp.                                                                                            1,841,840
     225,000     Louisiana-Pacific Corp.                                                                                 1,462,500
      61,000     The Lubrizol Corp.                                                                                      1,927,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,353,720
------------------------------------------------------------------------------------------------------------------------------------

Business Services -- 0.3%
      47,000     Heidrick & Struggles International, Inc.*                                                                 670,690
------------------------------------------------------------------------------------------------------------------------------------

Capital Goods -- 5.7%
      10,000     Actuant Corp., Class A Shares*                                                                            181,500
      60,000     AGCO Corp.                                                                                                543,000
      13,875     Alliant Techsystems Inc.*                                                                               1,187,700
      19,000     Centex Construction Products, Inc.                                                                        561,450
      35,000     Champion Enterprises, Inc.*                                                                               243,250
      72,000     Granite Construction Inc.                                                                               1,846,080
      64,200     IDEX Corp.                                                                                              1,775,130
       1,800     Instituform Technologies, Inc.*                                                                            30,690
      15,000     NCI Building Systems, Inc.*                                                                               172,500
      62,000     Pope & Talbot, Inc.                                                                                       793,600
      51,500     Roper Industries, Inc.                                                                                  1,853,485
     163,000     Sauer-Danfoss, Inc.                                                                                     1,274,660
      45,000     Skyline Corp.                                                                                           1,201,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,664,545
------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary -- 16.1%
     118,000     Ambassadors International, Inc.                                                                         1,970,600
      35,900     Applebee's International, Inc.                                                                          1,059,050
      85,600     Bassett Furniture Industries, Inc.                                                                      1,195,832
     178,000     Callaway Golf Co.                                                                                       2,278,400
     333,400     Concord Camera Corp.*                                                                                   1,460,292
      56,000     Corn Products International, Inc.                                                                       1,608,880

                       SEE NOTES TO FINANCIAL STATEMENTS.

    8 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                                                                             September 30, 2001


     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
Consumer Discretionary -- 16.1% (continued)
      53,500     Footstar, Inc.*                                                                                       $ 1,851,100
     100,000     Furniture Brands International, Inc.*                                                                   1,948,000
      73,000     Harman International Industries, Inc.                                                                   2,445,500
      38,500     Lancaster Colony Corp.                                                                                  1,078,385
      38,000     Liz Claiborne, Inc.                                                                                     1,432,600
     102,000     The Neiman Marcus Group, Inc., Class A Shares*                                                          2,493,900
     234,500     Pier 1 Imports, Inc.                                                                                    1,946,350
     116,000     Ross Stores, Inc.                                                                                       3,393,000
      40,000     Russell Corp.                                                                                             549,200
     108,000     Sensient Technologies Corp.                                                                             2,012,040
      58,000     Steiner Leisure Ltd.*                                                                                     928,000
     125,000     The Stride Rite Corp.                                                                                     781,250
      60,000     The Timberland Co., Class A Shares*                                                                     1,626,000
      38,500     United Stationers Inc.*                                                                                 1,149,995
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        33,208,374
------------------------------------------------------------------------------------------------------------------------------------

Energy -- 3.5%
     151,100     Lyondell Chemical Co.                                                                                   1,730,095
      37,500     Peoples Energy Corp.                                                                                    1,491,000
      30,000     Stone Energy Corp.*                                                                                       966,000
      75,000     Superior Energy Services, Inc.*                                                                           442,500
      90,000     Varco International, Inc.*                                                                              1,087,200
     109,500     XTO Energy, Inc.+                                                                                       1,527,525
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,244,320
------------------------------------------------------------------------------------------------------------------------------------

Financial Services -- 16.9%
      92,000     Banknorth Group, Inc.+                                                                                  2,053,440
      39,000     Bank United Corp., Litigation Contingent Payment Rights Trust Shares*                                      10,530
      77,000     Columbia Banking System, Inc.*                                                                          1,054,900
      50,000     Countrywide Credit Industries, Inc.                                                                     2,196,500
      75,000     Cullen/Frost Bankers, Inc.                                                                              2,021,250
      97,000     Federal Agricultural Mortgage Corp., Class C Shares*                                                    3,237,860
      48,000     FirstMerit Corp.                                                                                        1,126,560
     140,000     Fremont General Corp.                                                                                     764,400
     115,000     Golden State Bancorp Inc.+                                                                              3,496,000
      49,500     GreenPoint Financial Corp.                                                                              1,737,450
       5,000     Investors Financial Services Corp.                                                                        288,200
      15,700     Mississippi Valley Bancshares, Inc.                                                                       596,600
      47,000     Pacific Century Financial Corp.                                                                         1,098,390
      86,900     Sky Financial Group, Inc.                                                                               1,729,310
      35,000     Southwest Bancorporation of Texas, Inc.*                                                                1,041,250
      47,100     Tucker Anthony Sutro Corp.                                                                              1,122,864
     242,000     Umpqua Holdings Corp.                                                                                   2,988,700
      64,800     Waddell & Reed Financial, Inc., Class A Shares                                                          1,684,800
      93,000     Webster Financial Corp.                                                                                 3,065,280
      85,000     West Coast Bancorp                                                                                      1,147,500
      43,000     Wilmington Trust Corp.+                                                                                 2,373,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        34,835,384
------------------------------------------------------------------------------------------------------------------------------------

Healthcare -- 3.2%
      28,000     AmerisourceBergen Corp.*+                                                                               1,986,600
      39,000     Bentley Pharmaceuticals, Inc.*                                                                            249,210

                       SEE NOTES TO FINANCIAL STATEMENTS.

    9 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                                                                             September 30, 2001


     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
Healthcare -- 3.2% (continued)
     147,200     Columbia Laboratories, Inc.*                                                                           $  660,928
      15,000     Genencor International Inc.*                                                                              147,900
      92,000     Health Management Associates, Inc., Class A Shares*                                                     1,909,920
      85,000     Health Net Inc.*+                                                                                       1,633,700
         800     United Surgical Partners International, Inc.*                                                              16,400
       2,300     Wright Medical Group, Inc.*                                                                                38,962
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,643,620
------------------------------------------------------------------------------------------------------------------------------------

Insurance -- 3.9%
      90,000     21st Century Insurance Group                                                                            1,584,000
     100,000     CNA Surety Corp.                                                                                        1,345,000
      22,000     Fidelity National Financial, Inc.                                                                         591,580
      36,000     Radian Group Inc.                                                                                       1,386,000
      16,000     RenaissanceRe Holdings Ltd.                                                                             1,422,560
      35,000     W.R. Berkley Corp.                                                                                      1,680,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,009,140
------------------------------------------------------------------------------------------------------------------------------------

Multi-Industry -- 0.9%
      62,000     Pentair, Inc.                                                                                           1,907,740
------------------------------------------------------------------------------------------------------------------------------------

Real Estate -- 9.6%
      85,000     AMB Property Corp.                                                                                      2,082,500
      50,000     Apartment Investment & Management Co.                                                                   2,263,000
      41,250     Boston Properties, Inc.+                                                                                1,572,863
      95,000     Catellus Development Corp.*                                                                             1,660,600
      70,000     Clayton Homes, Inc.                                                                                       854,000
      66,000     Cousins Properties, Inc.                                                                                1,633,500
      52,600     Duke Realty Corp.                                                                                       1,246,094
      38,000     FelCor Lodging Trust Inc.                                                                                 511,100
      40,000     General Growth Properties, Inc.                                                                         1,390,800
      65,000     Highwoods Properties, Inc.                                                                              1,608,750
      70,000     Host Marriott Corp.                                                                                       493,500
      85,100     iStar Financial Inc.                                                                                    2,101,970
      80,000     Liberty Property Trust                                                                                  2,295,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,713,877
------------------------------------------------------------------------------------------------------------------------------------

Technology -- 9.3%
     127,500     Artesyn Technologies, Inc.*                                                                               693,600
      20,000     Cypress Semiconductor Corp.*                                                                              297,200
      65,000     Diebold, Inc.                                                                                           2,476,500
     145,000     Electronics for Imaging, Inc.+*                                                                         2,360,600
      90,000     Input/Output, Inc.*                                                                                       736,200
     137,500     JDA Software Group, Inc.*                                                                               1,806,750
      42,000     Lattice Semiconductor Corp.*                                                                              659,400
     175,000     Maxtor Corp.*                                                                                             624,750
      65,000     MEMC Electronic Materials, Inc.*                                                                           68,250
     120,000     Micromuse Inc.*                                                                                           681,600
     140,000     Perot Systems Corp., Class A Shares*                                                                    2,261,000
      20,000     Photronics, Inc.*                                                                                         369,000
     405,000     RealNetworks, Inc.*                                                                                     1,968,300
      70,000     Register.com, Inc.*                                                                                       694,400


                       SEE NOTES TO FINANCIAL STATEMENTS.

    10 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                                                                             September 30, 2001


     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
Technology -- 9.3% (continued)
     300,000     S1 Corp.*                                                                                             $ 2,538,000
      39,800     Varian Semiconductor Equipment Associates, Inc.*                                                        1,028,830
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,264,380
------------------------------------------------------------------------------------------------------------------------------------

Telecommunications -- 0.5%
     100,000     Citizens Communications Co.*+                                                                             940,000
         800     Tollgrade Communications, Inc.*                                                                            15,360
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           955,360
------------------------------------------------------------------------------------------------------------------------------------

Utilities -- 6.1%
      47,500     Avista Corp.+                                                                                             646,000
      85,000     Cascade Natural Gas Corp.                                                                               1,836,000
     170,000     El Paso Electric Co.*                                                                                   2,235,500
      43,000     Energy East Corp.                                                                                         864,730
      52,500     IDACORP, Inc.                                                                                           1,877,400
      48,000     Madison Gas and Electric Co.                                                                            1,207,200
      30,000     Puget Energy, Inc.                                                                                        644,700
      14,000     Western Gas Resources, Inc.                                                                               364,420
      57,500     WGL Holdings Inc.                                                                                       1,546,175
      42,500     WPS Resources Corp.                                                                                     1,462,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,684,125
------------------------------------------------------------------------------------------------------------------------------------

                 TOTAL COMMON STOCK
                 (Cost -- $172,869,340)                                                                                186,266,589
====================================================================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.9%
      40,000     Suiza Capital Trust II, 5.50% Trust Preferred Securities (Cost-- $1,546,000)                            1,850,000
====================================================================================================================================
      FACE
     AMOUNT                                                      SECURITY                                               VALUE
====================================================================================================================================

U.S. TREASURY OBLIGATION -- 0.5%
$  1,000,000     U.S. Treasury Bill, due 1/3/02+ (Cost-- $993,947)                                                         993,910
====================================================================================================================================
REPURCHASE AGREEMENT -- 8.3%
  17,047,000     J.P. Morgan Chase & Co., 3.10% due 10/1/01; Proceeds at maturity-- $17,051,404;
                   (Fully collateralized by Federal Home Loan Bank and Federal Home Loan Mortgage Corp.
                   Discount Notes, 0.00% due 10/1/01 to 6/10/02; Market value-- $17,387,959)
                   (Cost -- $17,047,000)                                                                                17,047,000
====================================================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $192,456,287**)                                                                             $206,157,499
====================================================================================================================================

*    Non-income producing security.
+    Security is segregated by custodian for futures contracts commitments.
**   Aggregate cost for Federal income tax purposes is substantially the same.



                       SEE NOTES TO FINANCIAL STATEMENTS.

    11 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                                                                             SEPTEMBER 30, 2001

ASSETS:
     Investments, at value (Cost -- $192,456,287)                                                                  $  206,157,499
     Cash                                                                                                                     896
     Receivable for securities sold                                                                                       643,260
     Receivable for Fund shares sold                                                                                      626,737
     Receivable from broker - variation margin                                                                            257,050
     Dividends and interest receivable                                                                                    203,155
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     207,888,597
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                                                                   1,679,078
     Management fee payable                                                                                               125,586
     Payable for Fund shares purchased                                                                                     86,219
     Distribution fees payable                                                                                             36,275
     Accrued expenses                                                                                                     153,848
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                  2,081,006
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $205,807,591
====================================================================================================================================

NET ASSETS:
     Par value of capital shares                                                                                       $   14,570
     Capital paid in excess of par value                                                                              185,280,281
     Undistributed net investment income                                                                                  904,590
     Accumulated net realized gain from security transactions and futures contracts                                     6,055,261
     Net unrealized appreciation of investments and futures contracts                                                  13,552,889
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $205,807,591
====================================================================================================================================

SHARES OUTSTANDING:
     Class A                                                                                                            3,710,929
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                            5,915,724
     -------------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            4,942,964
     -------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                                                        $14.19
     -------------------------------------------------------------------------------------------------------------------------------
     Class B*                                                                                                              $14.10
     -------------------------------------------------------------------------------------------------------------------------------
     Class L**                                                                                                             $14.10
     -------------------------------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                                                     $14.94
     -------------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                                     $14.24
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.

    12 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                                                                      FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
     Dividends                                                                                                       $  3,661,489
     Interest                                                                                                           1,172,910
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                                                            4,834,399
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
     Distribution fees (Note 2)                                                                                         1,534,851
     Management fee (Note 2)                                                                                            1,434,406
     Shareholder and system servicing fees                                                                                208,331
     Shareholder communications                                                                                            92,915
     Registration fees                                                                                                     41,622
     Audit and legal                                                                                                       35,987
     Directors' fees                                                                                                       13,499
     Custody                                                                                                               11,460
     Other                                                                                                                  7,269
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     3,380,340
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                   1,454,059
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                                                        11,742,798
        Futures contracts                                                                                              (5,039,471)
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED GAIN                                                                                                  6,703,327
------------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation of Investments and Futures Contracts:
        Beginning of year                                                                                              21,616,178
        End of year                                                                                                    13,552,889
------------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET UNREALIZED APPRECIATION                                                                           (8,063,289)
------------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS                                                                          (1,359,962)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS                                                                                 $   94,097
====================================================================================================================================




                       SEE NOTES TO FINANCIAL STATEMENTS.

    13 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                                                                  2001                    2000
====================================================================================================================================

OPERATIONS:
     Net investment income                                                                   $   1,454,059           $    978,953
     Net realized gain                                                                           6,703,327              8,928,907
     Increase (decrease) in net unrealized appreciation                                         (8,063,289)            18,481,005
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                                                         94,097             28,388,865
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                      (1,132,288)            (1,499,499)
     Net realized gains                                                                        (10,093,985)                    --
------------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                 (11,226,273)            (1,499,499)
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                                          104,172,556             51,960,306
     Net asset value of shares issued for reinvestment of dividends                             10,749,288              1,430,802
     Cost of shares reacquired                                                                 (50,099,111)           (69,303,510)
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS                             64,822,733            (15,912,402)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                          53,690,557             10,976,964

NET ASSETS:
     Beginning of year                                                                         152,117,034            141,140,070
------------------------------------------------------------------------------------------------------------------------------------
     END OF YEAR*                                                                             $205,807,591           $152,117,034
====================================================================================================================================
* Includes undistributed net investment income of:                                                $904,590               $673,271
====================================================================================================================================




                       SEE NOTES TO FINANCIAL STATEMENTS.

    14 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
The Smith Barney Small Cap Value Fund ("Portfolio"), a separate investment Portfolio of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  MANAGEMENT AGREEMENT AND
    OTHER TRANSACTIONS
Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's



    15 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended September 30, 2001, the Portfolio paid transfer agent fees of $189,952 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the year ended September 30, 2001, SSB and its affiliates received brokerage commissions of $18,636.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2001, SSB received sales charges of approximately $528,000 and $197,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended September 30, 2001, CDSCs paid to SSB were approximately:

                             Class A      Class B       Class L
================================================================================
CDSCs                        $1,000      $128,000        $9,000
================================================================================


Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended September 30, 2001, total Distribution Plan Fees incurred by the Portfolio were:

                             Class A      Class B       Class L
================================================================================
                            $125,897     $787,487      $621,467
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. INVESTMENTS
During the year ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                         $132,513,382
--------------------------------------------------------------------------------
Sales                                               79,813,215
================================================================================

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                      $27,157,638
Gross unrealized depreciation                      (13,456,426)
--------------------------------------------------------------------------------
Net unrealized appreciation                        $13,701,212
================================================================================

4. REPURCHASE AGREEMENTS
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. OPTION CONTRACTS
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether

    16 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 2001, the Portfolio did not enter into any written covered call or put option contracts.


6. LENDING OF PORTFOLIO SECURITIES
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2001, the Portfolio did not have any securities on loan.


7. FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

    17 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

At September 30, 2001, the Portfolio had the following open futures contracts:

                                           # of                                     Basis               Market            Unrealized
Purchased Contracts                      Contracts           Expiration             Value                Value               Loss
====================================================================================================================================
Russell 2000 Index                          53                  12/01            $10,908,648          $10,760,325          (148,323)
====================================================================================================================================


8. CAPITAL SHARES
At September 30, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each class:

                                                                                 Class A             Class B              Class L
====================================================================================================================================
Total Paid-in Capital                                                           $46,479,277         $74,556,502          $64,259,072
====================================================================================================================================

Transactions in shares of each class were as follows:

                                                              Year Ended                                     Year Ended
                                                          September 30, 2001                             September 30, 2000
                                                ------------------------------------            ------------------------------------
                                                   Shares                   Amount                 Shares                 Amount
====================================================================================================================================
CLASS A
Shares sold                                      2,790,880              $ 42,658,225             2,500,130            $ 33,819,616
Shares issued on reinvestment                      226,620                 3,207,686                44,645                 522,797
Shares reacquired                               (2,047,638)              (30,993,300)           (2,887,142)            (37,993,629)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                            969,862              $ 14,872,611              (342,367)           $ (3,651,216)
====================================================================================================================================

CLASS B
Shares sold                                      1,893,645              $ 28,907,305               741,861            $  9,546,127
Shares issued on reinvestment                      310,637                 4,341,935                45,142                 528,615
Shares reacquired                                 (700,667)              (10,593,094)           (1,407,054)            (17,395,476)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          1,503,615              $ 22,656,146              (620,051)           $ (7,320,734)
====================================================================================================================================

CLASS L
Shares sold                                      2,142,808              $ 32,607,026               654,975            $  8,594,563
Shares issued on reinvestment                      228,901                 3,199,667                32,399                 379,390
Shares reacquired                                 (565,422)               (8,512,717)           (1,137,853)            (13,914,405)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          1,806,287              $ 27,293,976              (450,479)           $ (4,940,452)
====================================================================================================================================






    18 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:



CLASS A SHARES                                                                            2001(1)       2000(1)       1999(1)(2)
================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                      $14.85        $12.10        $11.40
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                                  0.20          0.16          0.15
   Net realized and unrealized gain                                                       0.27          2.78          0.55
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                              0.47          2.94          0.70
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                 (0.18)        (0.19)           --
   Net realized gains                                                                    (0.95)           --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                      (1.13)        (0.19)           --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                            $14.19        $14.85        $12.10
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                              3.26%        24.71%        6.14%++
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                         $52,670       $40,693       $37,308
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                               1.20%         1.28%         1.32%+
   Net investment income                                                                  1.33          1.28          1.94+
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                     47%           48%            7%
================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.



    19 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS (CONTINUED)



For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:



CLASS B SHARES                                                                            2001(1)       2000(1)       1999(1)(2)
================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                      $14.76        $12.05        $11.40
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                                  0.08          0.07          0.09
   Net realized and unrealized gain                                                       0.28          2.76          0.56
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                              0.36          2.83          0.65
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                 (0.07)        (0.12)           --
   Net realized gains                                                                    (0.95)           --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                      (1.02)        (0.12)           --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                            $14.10        $14.76        $12.05
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                              2.52%        23.70%         5.70%++
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                         $83,426       $65,125       $60,620
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                               1.97%         2.04%         2.08%+
   Net investment income                                                                  0.56          0.52          1.19+
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                     47%           48%            7%
================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.



    20 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:



CLASS L SHARES                                                                            2001(1)       2000(1)       1999(1)(2)
================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                      $14.76        $12.05        $11.40
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                                  0.08          0.07          0.09
   Net realized and unrealized gain                                                       0.28          2.76          0.56
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                              0.36          2.83          0.65
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                 (0.07)        (0.12)           --
   Net realized gains                                                                    (0.95)           --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                      (1.02)        (0.12)           --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                            $14.10        $14.76        $12.05
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                              2.52%        23.70%         5.70%++
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                         $69,712       $46,299       $43,212
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                               1.96%         2.04%         2.08%+
   Net investment income                                                                  0.55          0.52           1.20+
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                     47%           48%            7%
================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.



    21 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY INVESTMENT FUNDS INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Value Fund of Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from February 26, 1999 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.


                                                                /s/ KPMG LLP


New York, New York
November 13, 2001










    22 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Portfolio hereby designated for the fiscal year ended September 30, 2001:

      o A corporate dividends received deduction of 55.14%.

      o Total long-term capital gain distributions paid of $7,430,686.

A total of 0.48% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.







    23 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Annual Report to Shareholders

        SMITH BARNEY
    SMALL CAP VALUE FUND




    DIRECTORS
    Peter R. Ades
    Herbert Barg
    Dwight B. Crane
    Frank G. Hubbard
    Heath B. McLendon, Chairman
    Jerome Miller
    Ken Miller


    OFFICERS
    Heath B. McLendon
    President and
    Chief Executive Officer


    Lewis E. Daidone
    Senior Vice President
    and Treasurer


    Peter J. Hable
    Vice President and
    Investment Officer


    John G. Goode
    Vice President and
    Investment Officer


    Thomas B. Driscoll
    Invstment Officer


    Paul A. Brook
    Controller


    Christina T. Sydor
    Secretary



    INVESTMENT MANAGER
    Smith Barney Fund
      Management LLC


    DISTRIBUTOR
    Salomon Smith Barney Inc.


    CUSTODIAN
    PFPC Trust Company


    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

SMITH BARNEY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------




This report is submitted for the general information of the shareholders of Smith Barney Small Cap Value Fund, but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY SMALL CAP VALUE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004



For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds







SALOMONSMITHBARNEY
--------------------------------------------------------------------------------
                                                           A member of citigroup
                                                                  Logo: Umbrella





Salomon Smith Barney is a registered service mark of Salomon Smith Barney Inc.


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